                                                                   Exhibit 10.16
                                                                  EXECUTION COPY

                                 FIRST AMENDMENT

      FIRST AMENDMENT, dated as of June 23, 2004 (this "First Amendment"), to the Revolving Loan Agreement, dated as of July 31, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Wheeling-Pittsburgh Corporation ("Holdings"), Wheeling-Pittsburgh Steel Corporation (the "Borrower"), the Lenders party to the Credit Agreement, the agents named therein and Royal Bank of Canada, as administrative agent (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement shall be used in this First Amendment with their defined meanings unless otherwise defined herein.

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

      WHEREAS, Holdings intends to sell newly issued Capital Stock through one or more offerings in the capital markets (each an "Equity Offering" and collectively, the "Equity Offerings"), and Holdings and the Borrower have agreed with the Term Loan Lenders to apply the net cash proceeds thereof in the following order: (i) first, to reduce the principal amount of the Revolving Credit Advances to zero (excluding any letters of credit then outstanding under the Revolving Loan Agreement); (ii) second, to the extent of any excess, to Capital Expenditures to be made on or after the date of such Equity Offering, provided that (A) any net cash proceeds so allocated to Capital Expenditures are deposited on the date of such Equity Offering (or the following Business Day in the event the net cash proceeds from the Equity Offering are received after 2:00 p.m., New York City time) in a segregated account (the "Capital Expenditure Deposit Account") as to which the deposit bank has executed a control agreement in favor of the Collateral Agent for the benefit of the Secured Parties (as defined in the Security Agreement), (B) all Capital Expenditures made with amounts withdrawn from the Capital Expenditure Deposit Account are expended pursuant to and in accordance with limitations set forth in the Credit Agreement, and (C) no more than $35,000,000 of net cash proceeds from all Equity Offerings are so allocated to Capital Expenditures; and (iii) third, to the extent of any excess, to prepay the principal amount of the Term Loans;

      WHEREAS, the Borrower has requested that the Lenders agree to make certain amendments relating to the Credit Agreement as set forth herein; and

      WHEREAS, the Lenders are willing to agree to such amendments, in each case subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, Holdings, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

      SECTION I. AMENDMENTS.

      1. Amendments to Annex A (Definitions). Annex A of the Credit Agreement is hereby amended by:

      (a) inserting the following new definitions in appropriate alphabetical order:

            ""Capital Expenditure Deposit Account": as defined in the First Amendment."



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                  ""Coke Facility Refurbishment Project": the refurbishment
            of the No. 8 coke battery located in Follansbee, West Virginia to be undertaken and completed in accordance with the project description set forth in Schedule 1.5."

                  ""First Amendment": the First Amendment to this Agreement, dated as of June 23, 2004, among Holdings, the Borrower, the Lenders party thereto, the agents party thereto and the Administrative Agent."

            (b) amending the definition "Consolidated Fixed Charge Coverage Ratio" in its entirety to read as follows:

                  ""Consolidated Fixed Charge Coverage Ratio": for any period, the ratio of (a) (i) the sum (without duplication) of Consolidated EBITDA for such period and Consolidated Lease Expense for such period less (ii) the aggregate amount actually paid by Holdings and its Subsidiaries during such period on account of Capital Expenditures (excluding Capital Expenditures (i) funded from or reimbursed by amounts on deposit in the Cash Collateral Account or Capital Expenditure Deposit Account or (ii) made in accordance with
            Section 6.7(d)) to (b) Consolidated Fixed Charges for such period."

      2. Amendments to Section 6.7 (Capital Expenditures). Section 6.7 of the Credit Agreement is hereby amended by:

            (a) inserting a new paragraph between existing paragraphs (c) and
      (d) (and relettering existing paragraph (d) as new paragraph (e)) as follows:

                  "(d) Capital Expenditures relating to the Coke Facility
            Refurbishment Project in an aggregate amount not to exceed $85,000,000, provided that not more than $18,000,000 in the aggregate may be expended on the Coke Facility Refurbishment Project prior to January 1, 2006; and"; and

            (b) inserting the words ", the Coke Facility Refurbishment Project" immediately after the words "the Allenport Cold Mill Improvements" in newly relettered paragraph (e).

      3. Schedule 1.5. The Credit Agreement is hereby amended by including as new Schedule 1.5 to the Credit Agreement the information set forth in Schedule A attached to this First Amendment.

      SECTION II. MISCELLANEOUS.

      1. Representations and Warranties. (a) Each of Holdings and the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement. Each of Holdings and the Borrower represents and warrants that, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

      (b) Each of Holdings and the Borrower represents that the audited consolidated balance sheets of Holdings as at December 31, 2003, and the related consolidated statements of income and of cash flows for the period ended on such date, reported on and accompanied by an unqualified report from PricewaterhouseCoopers LLP, present fairly the consolidated financial condition of Holdings as at such date, and the consolidated results of its operations and its consolidated cash flows for the period then ended. All such financial statements, including the related schedules and notes thereto, have been


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prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).

      2. Effectiveness. This First Amendment shall become effective as of and on the date on which the following conditions precedent shall have been satisfied (the "First Amendment Effective Date"):


            (a) Consent; First Amendment. The Administrative Agent shall have received counterparts hereof duly executed by Holdings, the Borrower, the Administrative Agent and the Requisite Lenders.

            (b) Fees. The Administrative Agent shall have received payment of
      (i) an amendment fee for the account of each Lender which delivers its executed signature page hereto to the Administrative Agent on or prior to 5:00 P.M., New York City time, on Wednesday, June 23, 2004, in the amount set forth in the Fee Letter, dated as of June 22, 2004, between the Borrower and the Administrative Agent and (ii) all expenses required to be paid on or before the First Amendment Effective Date for which invoices have been timely presented, including, without limitation, the reasonable fees and expenses of legal counsel.

            (c) Legal Opinion. The Administrative Agent shall have received a legal opinion addressed to the Administrative Agent and the Lenders from Kirkpatrick & Lockhart LLP, counsel to Holdings, the Borrower and their Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent.

      3. No Change. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, modified, supplemented or waived, and each term and provision of the Credit Agreement shall remain in full force and effect.

      4. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      5. Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                   [rest of page intentionally left blank]



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      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    WHEELING-PITTSBURGH CORPORATION


                                    By: /s/ John W. Testa
                                       ----------------------------------
                                    Name: John W. Testa
                                    Title: Vice President


                                    WHEELING-PITTSBURGH STEEL CORPORATION


                                    By: /s/ Michael P. DiClemente
                                       -----------------------------------
                                    Name: Michael P. DiClemente
                                    Title: Treasurer


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                                    ROYAL BANK OF CANADA, as Administrative
                                      Agent

                                    By: /s/ Gail Watkin
                                       ------------------------------------
                                    Name: Gail Watkin
                                    Title: Manager, Agency

                                    ROYAL BANK OF CANADA, as a Lender


                                    By: /s/ Suzanne Kaicher
                                       ------------------------------------
                                    Name: Suzanne Kaicher
                                    Title: Attorney-In-Fact
                                           Royal Bank of Canada




         (SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING LOAN AGREEMENT)
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                                    GENERAL ELECTRIC CAPITAL CORPORATION, as
                                    Inventory and Receivables Security Agent and as a Lender



                                    By: /s/ Matthew N. McAlpine
                                       --------------------------------------
                                    Name: Matthew N. McAlpine
                                    Title: Duly Authorized Signatory




         (SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING LOAN AGREEMENT)


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                                    The CIT Group/Business Credit Line
                                    ------------------------------------------
                                    Name of Lender

                                    By: /s/ George Louis McKinley
                                    ------------------------------------------
                                    Name: George Louis McKinley
                                    Title Vice President




         (SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING LOAN AGREEMENT)

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                                       CONGRESS FINANCIAL CORPORATION



                                       By: /s/ Marc J. Breier
                                          ---------------------------------
                                       Name: Marc J. Breier
                                       Title First Vice President
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                                        Name of Lender: FLEET CAPITAL CORP.


                                        By: /s/ Allan R. Juleus
                                           ---------------------------------
                                           Name: ALLAN R. JULEUS
                                           Title: SENIOR VICE PRESIDENT











        (SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING LOAN AGREEMENT)
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                                 Bank One, NA
                        ---------------------------------
                        Name of Lender



                        By:    /s/ Paul Weybrecht
                           ------------------------------
                        Name:  Paul Weybrecht
                        Title: Director



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                                        ORIX FINANCIAL SERVICES, INC.
                                        Name of Lender


                                        By: /s/ Christopher L. Smith
                                           ---------------------------------
                                           Name: Christopher L. Smith
                                           Title: Authorized Representative











        (Signature Page is First Amendment to Revolving Loan Agreement)